SUPPLEMENT DATED SEPTEMBER 16, 2013
To the variable annuity prospectuses of:

Allianz VisionSM,
Allianz VisionSM New York
Allianz ConnectionsSM
Allianz Retirement Pro®
Allianz Retirement Pro® New York
Allianz Retirement AdvantageSM
Allianz Retirement AdvantageSM New York
Allianz High Five®

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, “Allianz Life”)

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	At a meeting held June 12, 2013, the Board of Trustees of the Allianz Variable Insurance Products Trust approved the merger of the following Acquired Fund into the corresponding Acquiring Fund.

Acquired Fund	Acquiring Fund
AZL® Columbia Small Cap Value Fund	AZL® Federated Clover Small Value Fund

Completion of the merger is subject to a number of conditions, including approval by shareholders of the Acquired Fund.  The proxy materials regarding the merger were distributed to shareholders of the Acquired Fund on or about September 6, 2013, and a special meeting of shareholders to consider the merger will be held on November 13, 2013.  Subject to satisfaction of these and other conditions of the merger, it is anticipated that the merger will become effective as soon as practicable following shareholder approval.

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2.
At a meeting held on September 11, 2013, the Board of Trustees of the Allianz Variable Insurance Products Trust approved the following changes. On or about November 15, 2013, T. Rowe Price Associates, Inc. will replace Davis Selected Advisers, L.P. as the subadviser to the AZL®  Davis New York Venture Fund. In addition, the following name change is effective on or about November 15, 2013, and the investment objective of the Fund will be changed to “The Fund seeks long term capital appreciation with preservation of capital as an important intermediate-term objective.”

Name effective on or about November 15, 2013	Previous Name
AZL® T. Rowe Price Capital Appreciation Fund	AZL® Davis New York Venture Fund

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3.
At a meeting held on September 11, 2013, the Board of Trustees of the Allianz Variable Insurance Products Trust approved the following changes. On or about January 26, 2014, Massachusetts Financial Services Company will replace Columbia Management Investment Advisers, LLC as the subadviser to the AZL®  Columbia Mid Cap Value Fund. In addition, the following name change is effective on or about January 26, 2014.

Name effective on or about January 26, 2014	Previous Name
AZL® MFS Mid Cap Value Fund	AZL® Columbia Mid Cap Value Fund

PRO-007-0913